UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 4, 2006

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

Counterpart Agreement to Amended and Restated Credit Agreement; Fourth Supplemental Indenture

On April 28, 2006, North Coast Energy, Inc., a wholly-owned subsidiary of EXCO Resources, Inc. (“EXCO), completed the purchase of Power Gas Marketing & Transmission, Inc., a Delaware corporation (“PGMT”). Effective April 28, 2006, PGMT executed a Counterpart Agreement to EXCO’s Amended and Restated Credit Agreement (the “Credit Agreement”), becoming a party thereto. PGMT will also pledge its properties under the Credit Agreement. North Coast Energy, Inc. has pledged the shares of PGMT common stock now held by North Coast Energy, Inc. to the lenders as collateral under the Credit Agreement.

On May 4, 2006, EXCO, PGMT and Wilmington Trust Company, as trustee, entered into the Fourth Supplemental Indenture (the “Supplemental Indenture”) to EXCO’s Indenture (the “Indenture”), dated as of January 20, 2004. PGMT, as an indirect wholly-owned subsidiary of EXCO, was required by the Indenture to become a guarantor under the Indenture. Pursuant to the Supplemental Indenture, PGMT agreed to guarantee EXCO’s obligations under its 7¼% senior notes due 2011 (“Senior Notes”) and the Indenture governing the Senior Notes.

The descriptions of the Counterpart Agreement and the Supplemental Indenture are qualified in their entirety by reference to the full text of the Counterpart Agreement and the Supplemental Indenture, copies of which are attached hereto as Exhibit 4.1 and 4.2, respectively, and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Shell company transactions.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description

4.1	Counterpart Agreement, dated effective April 28, 2006, executed by Power Gas Marketing & Transmission, Inc.

4.2	Fourth Supplemental Indenture, dated as of May 4, 2006, by and among EXCO Resources, Inc., Power Gas Marketing & Transmission, Inc. and Wilmington Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: May 10, 2006	By:	/s/ J. Douglas Ramsey
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Counterpart Agreement, dated effective April 28, 2006, executed by Power Gas Marketing & Transmission, Inc.

4.2	Fourth Supplemental Indenture, dated as of Mary 4, 2006, by and among EXCO Resources, Inc., Power Gas Marketing & Transmission, Inc. and Wilmington Trust Company, as Trustee